Marchex Historical Top 500 Domain Sales Exhibit 99.5 November 2012

www.marchex.com

DOMAIN SOLD PRICE
Norwegian.com $700,000
Exterminator.com $520,000
Vuelos.com $500,775
LocalDeals.com $500,000
Matrimony.com $500,000
BlockParty.com $300,000
Na.com $275,000
Giggle.com $250,000
UniversalSports.com $250,000
CalorieCount.com $250,000
Dominio.com $250,000
FreeScore.com $200,000
MyEducation.com $200,000
FreeScores.com $200,000
SexyLingerie.com $190,000
MovingCompany.com $155,000
BusinessForSale.com $150,000
DrugTreatment.com $150,000
Isbn.com $140,000
HearingLoss.com $130,000
1 PortlandNow.com $125,000
1 SeattleNow.com $125,000
CreditCards.org $125,000
Liuxue.com $125,000
CoffeeTable.com $125,000
DOMAIN SOLD PRICE
Humidifiers.com $125,000
UltimateRewards.com $120,000
Dhr.com $120,000
Mine.com $120,000
2 252.com $117,778
2 444.com $117,778
2 880.com $117,778
2 8808.com $117,778
2 8008.com $117,778
242.com $111,111
Afar.com $100,000
Chromium.org $100,000
PeoplePower.com $100,000
MegaLive.com $100,000
ConsumerCredit.org $100,000
HumanEnergy.com $100,000
StickerBook.com $100,000
Beget.com $100,000
RegisteredAgents.com $100,000
EasyDate.com $100,000
GradNet.com $100,000
Endorse.com $100,000
MyApp.com $100,000
MyDeals.com $100,000
MundoDeportivo.com $95,000
Marchex Historical Top 500 Domain Sales: 1-50 Listed: Page 1 of 10
1: These are part of a package sale totaling $250,000
2: These are part of a package sale totaling $588,888.89

www.marchex.com

DOMAIN SOLD PRICE
Aag.com $95,000
Sobi.com $90,000
Foodie.com $90,000
DreamBody.com $90,000
iTruck.com $85,000
TheD.com $85,000
Anxiety.org $85,000
ConsumerDirect.com $80,000
BattleField.com $80,000
PaiMai.com $80,000
FishOil.com $80,000
Abh.com $75,000
PolishOp.com $75,000
YouToo.com $75,000
AmazingWorld.com $75,000
DiscountAutoInsurance.com $75,000
FortuneOnline.com $75,000
AirAustralia.com $75,000
ShortSales.com $75,000
MyAdvantage.com $75,000
LoveBook.com $75,000
VegasWorld.com $75,000
BestOfNewYork.com $70,000
Iceo.com $70,000
PriceDrops.com $70,000
DOMAIN SOLD PRICE
EstrellaDigital.com $69,671
Loto.com $65,758
TheCookingChannel.com $65,000
LiveShare.com $65,000
Wehr.com $65,000
Likeness.com $65,000
Tswj.com $64,678
TheOpen.com $64,500
Ifrs.org $63,000
VisitItaly.com $61,200
DietTv.com $60,000
HealthLand.com $60,000
519.com $60,000
LingerieClub.com $60,000
CarWise.com $60,000
MedClub.com $60,000
KitchenSink.com $57,500
3  Cocaine.net $57,500
3  Detox.net $57,500
4 Byzantine.com $57,143
4 CoolJokes.com $57,143
4 CoolMovies.com $57,143
4 CoolVideos.com $57,143
4 CrazyGames.com $57,143
4 MonkeyGames.com $57,143
Marchex Historical Top 500 Domain Sales: 51-100 Listed: Page 2 of 10
4: These are part of a package sale totaling $400,000
3: These are part of a package sale totaling $115,000

www.marchex.com

DOMAIN SOLD PRICE
4 WordGames.com $57,143
vState.com $55,000
Xiu.com $55,000
SingALong.com $55,000
FireApparatus.com $55,000
OneWeek.com $52,016
BingoUsa.com $51,500
Callers.net $50,000
Tiwi.com $50,000
Quotes.net $50,000
QuickHit.com $50,000
SportsOutlet.com $50,000
Factual.com $50,000
InternationalMan.com $50,000
DebtWise.com $50,000
TakeCharge.com $50,000
MyCharity.com $50,000
5 LiveBetter.com $50,000
5 Cupons.com $50,000
5 UMBC.com $50,000
Sassy.com $50,000
WorldTourism.com $50,000
MarketSmith.com $50,000
FunTime.com $50,000
GameCards.com $50,000
DOMAIN SOLD PRICE
eTao.com $50,000
DfwRealEstate.com $50,000
CardSafe.com $50,000
RetireSmart.com $50,000
FamilyTree.org $50,000
MyBag.com $50,000
BestDirect.com $50,000
YouMag.com $50,000
FirstBorn.com $50,000
Terrain.com $50,000
TraderNet.com $50,000
Hujiang.com $50,000
Xishi.com $50,000
Zui.com $50,000
TheNext.com $50,000
GetReal.com $50,000
Changers.com $50,000
Reichelt.com $50,000
eSupplements.com $50,000
uBest.com $50,000
TonerCartridges.com $50,000
RentalHome.com $50,000
OutletCity.com $50,000
88Net.com $50,000
DreamTrips.com $50,000
Marchex Historical Top 500 Domain Sales: 101-150 Listed: Page 3 of 10
4: These are part of a package sale totaling $400,000
5: These are part of a package sale totaling $150,000

www.marchex.com

DOMAIN SOLD PRICE
UltraMusic.com $50,000
Mumbo.com $50,000
YourWellness.com $50,000
Merlion.com $50,000
SmartOne.com $50,000
StorageMaster.com $50,000
BirthdayWishes.com $50,000
Diaspora.com $50,000
RightTurn.com $50,000
SmartJob.com $50,000
LoveToLearn.com $50,000
MerchantExchange.com $50,000
SuperSupport.com $50,000
UpThere.com $50,000
GameGlobe.com $50,000
Geode.com $50,000
uLike.com $50,000
WangFujing.com $50,000
HeilongJiang.com $50,000
PureEnergy.com $50,000
AddictionTreatment.org $50,000
Kaixin.com $48,000
6 AffordableCars.com $46,250
6 DiscountFilter.com $46,250
6 HomesForSaleByOwner.com $46,250
DOMAIN SOLD PRICE
6 ICPR.com $46,250
6 JapaneseCar.com $46,250
6 MerchantCenter.com $46,250
6 MugShot.com $46,250
6 MyCase.com $46,250
6 NewHire.com $46,250
6 NewYorkTours.com $46,250
6 PrankCall.com $46,250
6 TechnicalSchools.com $46,250
6 YourDomainHere.com $46,250
6 SecondMarriage.com $46,250
6 WildAnimals.com $46,250
6 PostalServices.com $46,250
GroceryOutlet.com $46,250
ServicePlan.com $46,250
7 Cosmetics.org $45,000
7 WebMall.com $45,000
LittleAngels.com $45,000
DivineLove.com $45,000
AllYouNeed.com $45,000
TheDrum.com $45,000
eStar.com $44,767
BowlingBags.com $44,000
GameKingdom.com $40,000
Slalom.com $40,000
Marchex Historical Top 500 Domain Sales: 151-200 Listed: Page 4 of 10
6: These are part of a package sale totaling $740,000 7: These are part of a package sale totaling $90,000

www.marchex.com

DOMAIN SOLD PRICE
ArcMail.com $40,000
Tween.com $40,000
247Sports.com $40,000
Arenal.com $40,000
Beholden.com $40,000
DentalInsurance.net $40,000
HotPot.com $40,000
RockLive.com $40,000
StreetKing.com $40,000
Lyst.com $40,000
MusicCanada.com $40,000
OpenSupport.com $40,000
RvGuide.com $40,000
EnterpriseAssetManagement.com $40,000
LoveFashion.com $40,000
Trenbolone.com $40,000
eRaise.com $40,000
BarGuide.com $40,000
SimplyBusiness.com $40,000
SportsHq.com $39,802
Moravia.com $39,599
PeopleSmart.com $39,000
SafeRoad.com $38,000
Phila.org $37,800
PiratesOnline.com $37,500
DOMAIN SOLD PRICE
8 OnlineMBA.com $37,500
8 OnlineUniversity.org $37,500
TvTalk.com $37,500
9 Ethical.com $35,000
9 UKLand.com $35,000
VisitCyprus.com $35,000
SmartDesktop.com $35,000
HolyMoly.com $35,000
eJunkie.com $35,000
DIYAdvice.com $35,000
Sinterklaas.com $35,000
CancerInformation.com $35,000
SenseNet.com $35,000
HrPeople.com $35,000
SimplySmarter.com $35,000
Steward.org $35,000
FirstPost.com $35,000
FiveMinutes.com $35,000
My-Website.com $35,000
IndiaHomes.com $35,000
VitaminCenter.com $35,000
Kompany.com $35,000
NextLove.com $35,000
HkMall.com $35,000
BlackDiamonds.com $34,000
Marchex Historical Top 500 Domain Sales: 201-250 Listed: Page 5 of 10
8: These are part of a package sale totaling $75,000
9: These are part of a package sale totaling $70,000

www.marchex.com

DOMAIN SOLD PRICE
BlueDiamonds.com $34,000
10 ShiShi.com $33,520
10 RuanJian.com $33,520
10 Zuqiu.com $33,520
10 QuanZhou.com $33,520
ChinaCenter.com $33,000
Hry.net $32,500
TheFeast.com $32,500
11 NationTv.com $32,500
11 ChinaStyle.com $32,500
12 Nantong.com $32,213
12 Zhuhai.com $32,213
StandUp.org $30,000
GetLive.com $30,000
FightCo.com $30,000
TeamManager.com $30,000
Earn.org $30,000
TradeBot.com $30,000
AutoInsurance.org $30,000
Imbibe.com $30,000
CustomLink.com $30,000
Holcombe.com $30,000
Jacks.net $30,000
SafeBank.com $30,000
AllCome.com $30,000
DOMAIN SOLD PRICE
NewStory.com $30,000
EnMasse.com $30,000
HairReplacement.org $30,000
Vmm.com $30,000
Hkp.com $30,000
Chunnel.com $30,000
TheWild.com $30,000
SecretWorld.com $30,000
Ccfi.com $30,000
vBet.com $30,000
AncestryDna.com $30,000
DasWetter.com $30,000
BestCo.com $30,000
Mercator.org $30,000
DiscoverLa.com $30,000
IfOnly.com $30,000
SiViglia.com $30,000
ErpConsulting.com $30,000
MSOneToOne.com $30,000
HarpGuitars.com $30,000
PatchCable.com $30,000
iNewOrleans.com $28,500
Noodle.org $28,000
PetGuide.com $27,500
Tosca.com $27,000
Marchex Historical Top 500 Domain Sales: 251-300 Listed: Page 6 of 10
10: These are part of a package sale totaling $134,078
11: These are part of a package sale totaling $65,000
12: These are part of a package sale totaling $64,426

www.marchex.com

DOMAIN SOLD PRICE
Sportal.net $27,000
HerbalZone.com $27,000
Translated.com $26,500
BankOfArizona.com $25,000
TheDeep.com $25,000
Trg.net $25,000
Abound.net $25,000
LeSport.com $25,000
13 InsuranceInformation.com $25,000
13 WebHostingGuide.com $25,000
WaterFowling.com $25,000
ManOfTheHouse.com $25,000
Zookie.com $25,000
Termite-Control.com $25,000
PictureClub.com $25,000
ChicagoFlowers.com $25,000
GermanAmerican.com $25,000
P2i.com $25,000
Pathways.org $25,000
HotBook.com $25,000
SkiRace.com $25,000
ExCon.com $25,000
MagicNumber.com $25,000
X2M.com $25,000
MediaPass.com $25,000
DOMAIN SOLD PRICE
MasonicRings.com $25,000
TheProphet.com $25,000
JeansOnline.com $25,000
ZonaColonial.com $25,000
BasketballExpress.com $25,000
TheBlaze.com $25,000
Aaefcu.org $25,000
Quicker.com $25,000
TelavivHotels.com $25,000
Stanislav.com $25,000
DreamBuilder.com $25,000
DigiDay.com $25,000
FranceRealEstate.com $25,000
Curiocity.com $25,000
Gree.net $25,000
ShopVille.com $25,000
EastMall.com $25,000
TravelUp.com $25,000
MegaFlowers.com $25,000
NetCloud.com $25,000
Agra.org $25,000
FirstBankCard.com $25,000
AspiringMinds.com $25,000
ReadWrite.com $25,000
Astonish.com $24,500
Marchex Historical Top 500 Domain Sales: 301-350 Listed: Page 7 of 10
13: These are part of a package sale totaling $50,000

www.marchex.com

DOMAIN SOLD PRICE
14 iEvents.com $23,333
14 uMarket.com $23,333
14 WeSell.com $23,333
Cremation.net $22,500
HiYa.com $22,500
15 DomainMedia.com $22,500
15 DomainIndex.com $22,500
16 ChinaPatent.com $22,500
16 ChinaToys.com $22,500
16 ChinaTrademark.com $22,500
16 HomeChina.com $22,500
16 iMob.com $22,500
16 MadeInBritain.com $22,500
OneWeek.com $21,200
TechStars.com $20,000
e-Lottery.com $20,000
OnTheLine.org $20,000
PunkStar.com $20,000
SeverusSnape.com $20,000
CubaCruises.com $20,000
MoneyJobs.com $20,000
TheThread.com $20,000
DigitalOne.com $19,600
PhoenixNightLife.com $18,500
SanDiegoNightLife.com $18,500
DOMAIN SOLD PRICE
17 SeeVegas.com $18,333
17 SeeLasVegas.com $18,333
17 SeeMiami.com $18,333
ChaCha.com $17,500
18 HostingReviews.com $16,250
18 AirPurifierReviews.com $16,250
19 MegaWorld.com $15,385
19 MegaBits.com $15,385
19 MegaBot.com $15,385
19 MegaSale.com $15,385
19 MegaStocks.com $15,385
19 MegaJackpot.com $15,385
19 MegaCash.com $15,385
19 MegaMovie.com $15,385
19 MegaRace.com $15,385
19 MegaStudio.com $15,385
19 MegaDesign.com $15,385
19 MegaBets.com $15,385
19 MegaDisk.com $15,385
Lemma.com $15,000
e-Tab.com $15,000
e-Cigarettes.com $15,000
Nasper.com $15,000
20 ChinaLawyer.com $15,000
20 ChinaDoctor.com $15,000
Marchex Historical Top 500 Domain Sales: 351-400 Listed: Page 8 of 10
14: These are part of a package sale totaling $70,000
15: These are part of a package sale totaling $45,000
16: These are part of a package sale totaling $135,000
20: These are part of a package sale totaling $60,000
17: These are part of a package sale totaling $55,000
18: These are part of a package sale totaling $32,500
19: These are part of a package sale totaling $200,000

www.marchex.com

DOMAIN SOLD PRICE
20 ChinaCulture.com $15,000
20 ChinaHealth.com $15,000
FundOfFunds.com $15,000
eBuddy.com $14,000
21 ChinaFurniture.com $12,000
21 ChinaJewelry.com $12,000
21 ChinaMoney.com $12,000
21 ChinaPress.com $12,000
21 ChinaVenture.com $12,000
22 ChinaRealty.com $11,667
22 ChinaScience.com $11,667
22 ChinaSchool.com $11,667
e-Spirit.com $11,000
23 ShenXiao.com $10,625
23 Putuo.com $10,625
23 DongYing.com $10,625
23 FaShao.com $10,625
23 NvNv.com $10,625
23 Kaola.com $10,625
23 GuGong.com $10,625
23 Wodi.com $10,625
23 HuangDi.com $10,625
23 Xinhua.net $10,625
23 Dalong.com $10,625
23 Shouguang.com $10,625
DOMAIN SOLD PRICE
23 Keying.com $10,625
23 Wanguo.com $10,625
23 MieMie.com $10,625
23 HongQiao.com $10,625
23 Hefei.net $10,625
23 Jiaxin.com $10,625
23 JiuLong.com $10,625
23 PingPang.com $10,625
23 ZiYou.com $10,625
23 Kuaima.com $10,625
23 Kaiwan.com $10,625
23 BaoShan.com $10,625
23 Linnan.com $10,625
23 Erhu.com $10,625
23 Lvxing.net $10,625
23 ShangDi.com $10,625
23 eBookReader.com $10,625
23 eHotels.com $10,625
23 OnlineRadio.com $10,625
23 PoliceAcademy.com $10,625
GoBible.com $10,000
RealProfits.com $10,000
NC2.com $10,000
MangoPeople.com $10,000
NewYorkNewYears.com $10,000
Marchex Historical Top 500 Domain Sales: 401-450 Listed: Page 9 of 10
20: These are part of a package sale totaling $60,000
21: These are part of a package sale totaling $60,000
22: These are part of a package sale totaling $35,000
23: These are part of a package sale totaling $340,000

www.marchex.com

DOMAIN SOLD PRICE
Travel2Turkey.com $10,000
House2Home.com $10,000
BuzzCar.com $10,000
SpeedMedia.com $10,000
Free-Bet.com $10,000
PaidFocusGroups.com $10,000
Happy-Family.com $10,000
100Plus.com $10,000
SportsRx.com $10,000
AustinFertility.com $10,000
GormetGiftBaskets.com $10,000
24 Heyuan.com $9,756
24 JingLing.com $9,756
24 Shiji.com $9,756
24 Diqiu.com $9,756
24 Faxian.com $9,756
24 ShizHuang.com $9,756
24 SuanMing.com $9,756
24 XianDai.com $9,756
24 TongLing.com $9,756
24 PingXiang.com $9,756
24 Kuba.com $9,756
24 Jiao.com $9,756
24 JiangYin.com $9,756
24 JiangNan.com $9,756
DOMAIN SOLD PRICE
24 FengHuang.com $9,756
24 Dianxin.com $9,756
24 ZhongYao.com $9,756
24 XianFeng.com $9,756
24 Jiehun.com $9,756
24 Panyu.com $9,756
24 Facai.com $9,756
24 HuaDong.com $9,756
24 XinJiang.com $9,756
24 TingBa.com $9,756
24 MinSheng.com $9,756
24 ZhuangXiu.com $9,756
24 WuZhen.com $9,756
24 Dazhong.com $9,756
24 ChangJiang.com $9,756
24 Aomen.com $9,756
24 YongKang.com $9,756
24 Taian.com $9,756
24 Shijie.com $9,756
24 Kuai.com $9,756
24 Jiayou.com $9,756
24 XiangYang.com $9,756
24 Jining.com $9,756
24 WuJin.com $9,756
24 XinXin.com $9,756
24 XiuXiu.com $9,756
24 ZhongYi.com $9,756
Marchex Historical Top 500 Domain Sales: 451-500 Listed: Page 10 of 10
24: These are part of a package sale totaling $400,000
502 total domains due to sales of multiple domains as a package